SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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American Independence Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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American Independence Funds Trust

Stock Fund	Active Treasury Management Fund
International Equity Fund	Active Treasury Management Bull/Bear Fund
Short-Term Bond Fund	NestEgg 2010 Fund
Intermediate Bond Fund	NestEgg 2020 Fund
Kansas Tax-Exempt Bond Fund	NestEgg 2030 Fund
International Bond Fund	NestEgg 2040 Fund
U.S. Inflation-Indexed Fund	NestEgg 2050 Fund
Fusion Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

June 30, 2010

Dear Shareholder:

On behalf of the Board of Trustees of American Independence Funds Trust (the "Trust"), I cordially invite you to attend a Special Meeting of Shareholders of each of the separate investment series listed above (each a “Fund” and collectively, the “Funds”), to be held at 10:00 a.m. (Eastern time) on July 23, 2010, at the Trust's offices located at 335 Madison Avenue, Mezzanine, New York, NY  10017. The purpose of the meeting is to ask shareholders to consider the following proposals:

  Approval of a new Investment Advisory Agreement for each of the Funds;
  Approval of a new Sub-advisory Agreement for the International Equity Fund only; and
  Approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

INCLUDED WITH THIS LETTER ARE A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT AND A PROXY CARD.

Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders’ Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the American Independence Funds Trust.

Sincerely,

Eric M. Rubin

President

American Independence Funds Trust

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American Independence Funds Trust

Stock Fund	Active Treasury Management Fund
International Equity Fund	Active Treasury Management Bull/Bear Fund
Short-Term Bond Fund	NestEgg 2010 Fund
Intermediate Bond Fund	NestEgg 2020 Fund
Kansas Tax-Exempt Bond Fund	NestEgg 2030 Fund
International Bond Fund	NestEgg 2040 Fund
U.S. Inflation-Indexed Fund	NestEgg 2050 Fund
Fusion Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the American Independence Funds Trust (the “Trust”), a Delaware business trust, will be held at the Trust's offices, located at 335 Madison Avenue, Mezzanine, New York, NY  10017, on July 23, 2010 at 10:00 a.m. (Eastern time) for the following purposes:

1.       To approve a new investment advisory agreement between American Independence Financial Services, LLC and each of the Funds;

2.       To approve a new investment sub-advisory agreement between American Independence Financial Services, LLC and Security Global Investors, LLC on behalf of the International Equity Fund; and

3.       To transact such other business as may properly come before the Meeting, or any adjournments thereto.

Funds Affected	Proposal

All Funds	1.	To approve a new investment advisory agreement between each Fund and American Independence Financial Services, LLC.
International Equity Fund	2.	To approve a new investment sub-advisory agreement between American Independence Financial Services, LLC and Security Global Investors, LLC
All Funds	3.	To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

After careful consideration, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved each of the proposals listed above and recommended that shareholders vote “FOR” each proposal. The matters referred to above are discussed in detail in the proxy statement attached to this Notice. The Board of Trustees has fixed the close of business on June 17, 2010 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of the Funds is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

Eric M. Rubin

President

American Independence Funds Trust

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Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

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American Independence Funds Trust

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 23, 2010

INTRODUCTION

This proxy statement is solicited by the Board of Trustees (the "Board") of American Independence Funds Trust (the "Trust") for voting at the special meeting of shareholders of the Trust to be held at 10:00 a.m. (Eastern Standard time) on July 23, 2010, at the Trust's offices at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any and all adjournments thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Trust will furnish, without charge, a copy of the Funds’ most recent annual and semi-annual reports to shareholders upon request, which may be made either by writing to the American Independence Funds Trust at the address above or by calling toll-free (866) 410-2006. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request.

SOLICITATION OF PROXIES

The Board is soliciting votes from shareholders of the Trust with respect to each Proposal. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card(s) on or about July 17, 2010. In addition to solicitation by mail, certain officers and representatives of the Trustees, officers and employees of the Trust's investment adviser or their affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. (See “Shareholder Meeting Costs and Voting Procedures” under “ADDITIONAL INFORMATION ABOUT THE FUNDS”.)

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

Each share of each Fund is entitled to one vote on each proposal and on each other matter that it is entitled to vote upon at the Meeting. The Trust knows of no other business to be voted upon at the Meeting other than those proposals set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement.

Each valid proxy that the Trust receives will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, or by voting in person at the Meeting.

The presence in person or by proxy of the holders of record of half of the outstanding shares of the Funds shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

Each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. The term “majority of the outstanding voting securities” of each Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.

The Board of Trustees of the Trust has fixed the close of business on June 17, 2010 as the record date (the “Record Date”) for determining holders of each of the Funds shares entitled to notice of and to vote at the Meeting. See “Substantial Shareholders” for record date shares of each Fund.

_____________________

PROPOSAL 1 – TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS (All Funds)

Shareholders of the Funds are being asked to approve a Proposed Investment Advisory Agreement (the “New Advisory Agreement”) with American Independence Financial Services, LLC (“AIFS” or the “Company”) as a result of a technical change of control of AIFS. Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that any investment advisory agreement be in writing and be approved initially by both (1) the fund’s board of trustees (including a majority of those trustees who are not considered to be “interested persons” of the fund or a party to the agreement, as that term is defined in the 1940 Act (“Independent Trustees”)) and (2) the fund’s shareholders. An assignment of an advisory agreement under the 1940 Act includes any transaction that results in a change in control of the investment adviser.  Among other things, an assignment covers any transfer of a controlling block of the adviser’s outstanding voting securities.  A controlling block is presumed if a person beneficially owns more than 25% of a company’s voting securities.

The Board is recommending the approval of the New Advisory Agreement for the Funds.  As is required by the 1940 Act, the current agreement provides for automatic termination upon its “assignment.” Under the 1940 Act, a change of control will result in the assignment of the Funds’ current agreement, and in its automatic termination. Therefore, as is described below, shareholders of the Funds are being asked to approve a Proposed Investment Advisory Agreement for their Fund to assure continuity of advisory services by AIFS, the same entity that currently advises the Funds.

Background

AIFS was formed in 2004, as a Delaware limited liability company.  A board of managers, consisting of five members named by AIFS’ primary owners, manages the business and affairs of the company (the “Board”).  In 2009, the Board approved a reorganization of the company (the “Reorganization”) pursuant to which there would be: (1) a sale of 35 percent of the outstanding membership interests in the company to a group of the Company’s employees through a newly formed limited liability company, AIFS Acquisition, LLC (“AAL”), and (2) certain changes to the Company’s operating agreement, including changes that would eliminate differences between an employee class of membership interests and other classes of membership interests.

AAL completed the purchase of membership interests in the Company in December of 2009.  Together with membership interests heretofore held by employees of the Company and additional membership interests granted to employees in conjunction with the Reorganization, after the Reorganization employees of AIFS will own approximately 70 percent of the outstanding membership interests in the Company.

The changes to the operating agreement are expected to take place in July of 2010.  Those changes include the following:  (1) the elimination of separate classes of membership interests, (2) the elimination of priority returns held by certain classes of membership interests, (3) the modification of certain of the preferences in distribution of money and property held by certain members of the Company, and (4) a change in certain voting rights of members.

Following the completion of the Reorganization, four of the five members of the Board will be appointed by the same persons who are entitled under the existing operating agreement to appoint managers.  The fifth manager, who may presently be appointed by Arrivato Holdings, LLC (“Arrivato”), a limited liability company controlled by the founders of AIFS, will be appointed by AAL. However, it is anticipated that after the Reorganization, AAL will appoint as the fifth manager the same individual that is presently appointed to the Board by Arrivato.

How does Proposal 1 affect shareholders of the Trust?

The change of control and the Proposed Investment Advisory Agreement (“New Advisory Agreement”) are not expected to have any affect on shareholders of the Funds.  In particular, the terms of the New Advisory Agreement are substantially identical to those of the prior advisory agreement, except for the dates of execution and termination, and certain non-material changes.

No change has occurred in the management of AIFS as a result of the change in control described above.  AIFS has advised the Board that no change is expected in the investment management and other personnel of AIFS as a result of the change in control described above and it is currently anticipated the same persons responsible for management of the Funds under the Current Agreements will continue to be responsible under the New Advisory Agreement. AIFS does not anticipate that the change in control will cause any reduction in the quality of services now provided to the Funds or have any effect on AIFS’ ability to fulfill its obligations to the Funds.

The Terms of the New Advisory Agreement

The terms of the New Advisory Agreement are the same in all material respects as the terms of the Current Agreement, which was last approved by the Trust's Board of Trustees, including a majority of the Trustees who were not parties to such Agreement or interested persons of such parties, at a meeting held on March 25, 2010. A copy of the form of the New Advisory Agreement is attached as Appendix A to this Proxy.

Pursuant to the New Advisory Agreement, AIFS will continue to provide investment research and portfolio management, including the selection of securities for the Funds to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of each fund are executed.  AIFS' activities are subject to review and supervision by the Trustees to whom AIFS renders periodic reports of the Funds' investment activities.  AIFS, at its own expense, also will furnish the Trust with executive and administrative personnel, office space and facilities, and pays certain additional administrative expenses incurred in connection with the operation of each Fund.  Each Fund will continue to pay for its own operating expenses and for its share of its respective Fund's expenses not assumed by AIFS including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the independent Trustees and its pro-rata  portion of premiums on the fidelity bond covering the Funds.

There will be no increase in advisory fees for any of the Funds. The annual advisory fees under the New Advisory Agreement and the Current Advisory Agreement for each Fund as a percentage of average net assets are as follows:

Fund	Annual Fee	Fund	Annual Fee

Stock Fund	1.00%	Active Treasury Management Fund	0.40%
International Equity Fund	0.81%	Active Treasury Management Bull/Bear Fund	0.50%
Short-Term Bond Fund	0.40%	NestEgg 2010 Fund	0.60%
Intermediate Bond Fund	0.40%	NestEgg 2020 Fund	0.60%
Kansas Tax-Exempt Bond Fund	0.30%	NestEgg 2030 Fund	0.60%
International Bond Fund	0.40%	NestEgg 2040 Fund	0.60%
U.S. Inflation-Indexed Fund	0.40%	NestEgg 2050 Fund	0.60%
Fusion Fund	1.40%

In addition, under the New Advisory Agreement (as well as the Current Advisory Agreement), AIFS is contractually obligated to reimburse each of the Funds for all expenses (except for extraordinary expenses such as litigation and expenses related to acquired fund fees) in excess of average daily net assets as set forth below. The expense limitations noted below are in effect until March 1, 2011 with respect to each Fund, except for the expense limitations for International Bond and U.S. Inflation-Indexed Funds, which are in effect until March 1, 2013.

Fund	Expense Limitation	Fund	Expense Limitation
Stock Fund		Active Treasury Management Fund
Class A	1.31%	Class A	0.95%
Class C	2.06%	Institutional	0.60%
Institutional	1.06%
		Active Treasury Management Bull/Bear Fund
International Equity Fund		Class A	1.25%
Class A	1.65%	Institutional	0.90%
Institutional	1.15%
		NestEgg 2010 Fund
Short-Term Bond Fund		Class A	1.15%
Class A	0.70%	Class C	1.65%
Class C	1.45%	Institutional	0.65%
Institutional	0.45%
		NestEgg 2020 Fund
Intermediate Bond Fund		Class A	1.17%
Class A	0.95%	Class C	1.67%
Institutional	0.65%	Institutional	0.67%

Kansas Tax-Exempt Bond Fund		NestEgg 2030 Fund
Class A	0.80%	Class A	1.20%
Class C	1.40%	Class C	1.70%
Institutional	0.40%	Institutional	0.70%

International Bond Fund		NestEgg 2040 Fund
Class A	1.39%	Class A	1.24%
Institutional	0.89%	Class C	1.74%
		Institutional	0.74%
U.S. Inflation-Indexed Fund
Class A	0.57%	NestEgg 2050 Fund
Class C	1.32%	Class A	1.24%
Institutional	0.32%	Class C	1.74%
		Institutional	0.74%
Fusion Fund
Class A	2.40%
Institutional	1.90%

The New Advisory Agreement may be terminated without penalty at any time by the applicable Trust with respect to one or more of the Funds to which the Investment Advisory Agreement applies (either by the Board of Trustees or by a majority vote of the terminating Fund’s outstanding shares); or by AIFS on 60-days’ written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

Appendix B to this Proxy Statement sets forth the aggregate advisory fees paid to AIFS for each Fund during the most recent fiscal year and any fees waived pursuant to contractual fee waiver agreement in place for the Funds. The date of the Current Advisory Agreement is March 1, 2006 and was last approved by shareholders at a special meeting held on February 28, 2006.

In addition, AIFS serves as the Administrator to the Trust and for these services receives an annual fee of 0.125% of average net assets of each Fund. The amounts paid to AIFS with respect to administration fees for the most recent fiscal year are set forth in Appendix B. AIFS has engaged certain third party entities to perform certain administrative functions, and pays those third party entities from the administration fees received. AIFS will continue to provide administrative services after the New Investment Advisory agreement is approved.

Approval of New Advisory Agreement by the Board of Trustees

At the March 25, 2010 meeting of the Board of Trustees of the Trust, the New Advisory Agreement was approved unanimously by the Board of Trustees, including all of the Trustees who are not parties to the New Advisory Agreement or interested persons of such parties (other than as Trustees of the Trust).

In determining whether or not it was appropriate to approve the New Advisory Agreement and to recommend their approval to the shareholders, the Board of Trustees, including the Trustees who are not interested persons of AIFS, considered various materials and representations provided by AIFS, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from AIFS that was provided in connection with the 2009 Renewal Meeting in addition to the information provided at the March 25, 2010 meeting.

Information considered by the Trustees included, among other things, the following:  (1) representation that the same persons responsible for management of the Funds under the Current Agreement  are currently expected to continue to manage the Funds under the New Advisory Agreement; (2) that the compensation to be received by AIFS under the New Advisory Agreement is the same as the compensation paid under the Current Agreement; (3) AIFS’ representation that it will keep any existing expense limitation agreement in effect; (4) that the senior  management personnel responsible for the management of AIFS are expected to continue to be responsible for the management of AIFS; (5) that the terms and conditions of the New Advisory Agreement, are substantially identical to those of the Current Agreement; and (6) the commitment of AIFS that there will not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders.

Further, at the meeting held on March 25, 2010, the Board of Trustees reached its determinations with respect to the Current Agreement and to the New  Agreement, based on the following factors: (1) the quality of the Adviser's investment advisory and other services; (2) the Adviser's investment management personnel; (3) the Adviser's operations and financial condition; (4) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (5) the level of the fees that the Investment Adviser charges compared with the fees charged to comparable mutual funds or accounts; (6 each Fund's overall fees and operating expenses compared with similar mutual funds; (7) whether the Adviser had waived or reimbursed any fees (8) the level of the Adviser's profitability from its Fund-related operations; (9) the Adviser's compliance systems; (10) the Investment Adviser's policies on and compliance procedures for personal securities transactions; (11) the Adviser's reputation, expertise and resources in the financial markets; and (12) Fund performance compared with similar mutual funds.

Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that, by approving the New Advisory Agreement, the Funds can be best assured that services from AIFS will be provided without interruption. In reaching their conclusion with respect to the approval of the New Advisory Agreement, the Board members did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of expense limitation agreement in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. The Board also considered the effectiveness of the compliance programs of the Funds and the Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

At the 2009 Renewal Meeting, the Trustees discussed the extent to which economies of scale were projected by the Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of the Adviser and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on Funds expenses, and the difficulty of forecasting its effect on the profitability of the Adviser. It was noted that, to the extent the Funds gross expenses currently were higher than their net expenses, the reduction of the Funds gross expenses through the achievement of economies of scale might benefit the Adviser by reducing the expenses the Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses. The Trustees reached the same conclusion at the March 2010 meeting.

The Board of Trustees also determined that the New Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and  information  it considered relevant, such Board of Trustees unanimously approved the New  Agreement, respectively and voted to recommend its approval by each Fund's shareholders.

The New Advisory Agreement as approved by the Board of Trustees is submitted for approval by the shareholders of each Fund to which the New Advisory Agreement applies.  The New Advisory Agreement must be voted upon separately by each Fund to which it pertains.

If shareholders approve the New Advisory Agreement, they will go into effect July 26, 2010. The New Advisory Agreement will remain in effect for up to two years from the date they take effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to each Fund (i) by the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the particular Fund, and, in either case, (ii) by a majority of the Trust’s Trustees who are not parties to the New Advisory Agreement or interested persons of any such party (other than as a Trustee of the Trust).

Information About AIFS

American Independence Financial Services, LLC (“AIFS”), a Delaware limited liability company, is the investment adviser for the Funds under the Current Agreement. AIFS, located at 335 Madison Avenue, Mezzanine, New York, NY 10017, is registered as an investment adviser with the Securities and Exchange Commission.  As of June 10, 2010, AIFS had approximately $1 billion in assets under management.

Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and partner(s) of AIFS is set forth in below and those Trustees and officers of the Trust who hold positions with AIFS are noted below. For further information regarding AIFS, please see www.americanifs.com.

The following table sets forth certain information with respect to executive officers and directors of AIFS:

Name	Position with AIFS	Position with Trust (if applicable)	Address
John J. Pileggi	Managing Partner	Treasurer and Interested Trustee	335 Madison Avenue, Mezzanine New York, NY 10017
Eric M. Rubin	President	President	335 Madison Avenue, Mezzanine New York, NY 10017
Theresa Donovan	Chief Compliance Officer and Senior Director	Secretary	335 Madison Avenue, Mezzanine New York, NY 10017
Terry Starks	Partner	N/A	2090 N Seventh Avenue Suite 201A New York, NY 10027
Keith P. Chutjian	Partner	N/A	101 20th Street Miami Beach, FL 22129
Richard Edelman	Partner	N/A	5333 N Seventh Street Phoenix, AZ 85014

Expenses related to Proposal 1

All mailing, proxy solicitation and tabulation expenses associated with Proposal 1 will be borne by the Adviser.

Vote Required for Proposal 1

Shareholders of each Fund who own shares at the close of business on the Record Date, June 17,2010, will be entitled to notice of, and vote at, the Special Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shareholders of each Fund vote separately to determine whether the proposal is approved for that respective Fund.

Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD OF TRUSTEES OF THE FUNDS, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

_____________________

PROPOSAL 2 – Approval of New Investment Sub-Advisory Agreement between AIFS and Security Global Investors (“SGI”) on behalf of the International Equity Fund

Shareholders of the International Equity Fund are being asked to approve a Proposed Sub-Advisory Agreement with SGI (the “New Sub-advisory Agreement) as a result of a change of control of the Sub-Adviser. Federal securities laws generally require that shareholders approve agreements with an investment adviser or Sub-Adviser.  Shareholder approval also is required if the terms of existing agreements are changed materially or if there is a change in control of the investment manager or a Sub-Adviser.

The Board is recommending the approval of the Proposed Sub-Advisory Agreement for the Fund. Section 15(f) of the 1940 Act Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the fund as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

Background

On February 16, 2010, Security Benefit Mutual Holding Company (“SBHC”), the parent company of SGI, and certain of SBHC’s affiliates (collectively, “SecBen”) entered into agreements with an investor group (the “Investors”) led by Guggenheim Partners, LLC (“Guggenheim”), which is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision and 800 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 20 cities in the U.S., Europe and Asia.  Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Merchant banking activities include its portfolio of investments in funds managed by it, joint venture business investments, and new business launch activities not integrated into other primary operating businesses. Guggenheim is a wholly-owned subsidiary of Guggenheim Capital, LLC, 227 West Monroe Street, 48th Floor, Chicago, Illinois 60606. Sage Assets, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, a wholly-owned subsidiary of Sammons Enterprises, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, is a control person of Guggenheim as a result of its equity ownership in excess of 25% (but less than 50%) of Guggenheim Capital, LLC. Under the agreements, the Investors will acquire control of the Investment Adviser, SGI and affiliates (the “Transaction”).

The final form of the Investors’ controlling stake in the Investment Adviser, SGI and affiliates will depend upon whether certain conditions are satisfied.  In the Transaction, the Investors will either receive: (a) a 100% ownership stake in Security Benefit Corporation (“SBC”), the parent company of the Investment Adviser, SGI and affiliates (the “Purchase Transaction”); or, (b) if the Purchase Transaction is terminated for any reason other than a breach of the related agreement by the Investors, a 100% ownership stake in SBC’s asset management business, which includes the Investment Adviser, SGI and certain affiliates (the “Contingent Asset Management Purchase and Sale”).

In anticipation of the Transaction, the parties have entered into an interim recapitalization transaction in which the Investors have made certain loans to SBC. Upon the closing of the Purchase Transaction, these loans will convert into equity in SBC and the Investors will receive all of the issued and outstanding shares of capital stock of SBC now owned by SBHC. The Purchase Transaction would be accompanied by a corporate restructuring called a demutualization pursuant to which the insurance policyholders who presently own SBHC would receive cash payments or policy credits in connection with the cancellation of their ownership interests.  In the event that the Contingent Asset Management Purchase and Sale occurs following termination of the Purchase Transaction, SBC will receive a senior unsecured note and have certain debt extinguished, and the Investors will receive all of the issued and outstanding membership interests of each entity in SBC’s asset management business, which includes the Investment Adviser, SGI and certain affiliates.

Completion of the Transaction will be subject to certain closing conditions, including: (a) the receipt of approvals required for the assignment or replacement of investment advisory contracts relating to 80% or more of the total net assets under management by the Investment Adviser and certain affiliates that will be controlled by the Investors; and, (b) with respect to the Purchase Transaction only, the approval of the members of SBHC to the extent required by applicable law in order to effect the demutualization transaction described above.

While the parties expect the Transaction to be completed in July, 2010, it is subject to various conditions, and may be delayed or even terminated due to unforeseen circumstances.  If for some reason the Transaction does not occur, the Current Sub-Advisory Agreement will not automatically terminate and will remain in effect, and the New Sub-Advisory Agreement will not be entered into, even if they have been approved by Fund shareholders.

How does Proposal 2 affect shareholders of the Fund?

The Transaction should not result in material changes to the day-to-day management and operations of the Fund. For example, the portfolio managers of the Fund are expected to remain the same.  However, the Transaction is expected to result in a “change in control” of the Investment Adviser and SGI within the meaning of the 1940 Act.  This will automatically terminate the current investment Sub-Advisory agreement between the Investment Adviser and SGI.

If Proposal 2 is not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options permitted by law, which include interim investment advisory agreements and reorganization or liquidation of the Fund.

The Terms of the New Sub-Advisory Agreement

For the Fund, the New Sub-Advisory Agreement will become effective as of the date shareholders of the Fund approve the New Sub-Advisory Agreement. The Current Sub-Advisory Agreement was last approved by Trustees, including a majority of the Independent Trustees, on December 15, 2009.

The New Sub-Advisory Agreement, with respect to the International Equity Fund, is substantially identical to the Current Sub-Advisory Agreement, except with respect to the date and the term. A copy of the form of the New Sub-Advisory Agreement is attached as Appendix C to this Proxy Statement. Shareholders who have an interest in the Fund are encouraged to refer to Appendix C.

The Current Sub-Advisory Agreement provides for fees payable to SGI for its sub-advisory services at the rate 0.405% per annum, net of waivers and reimbursements. Such fees are paid directly by AIFS from the Advisory Fees received by the Fund. There is no proposed change to the current sub-advisory fee rate. The date of the Current Advisory Agreement is November 20, 2009 and was last approved by shareholders at a special meeting held on November 13, 2009.

Approval of New Sub-Advisory Agreement by the Board of Trustees

At the March 25, 2010 Meeting, the Board had reviewed the scope of services to be provided by SGI under the Current Sub-Advisory Agreement. At the Meeting, the Board noted that there would be no significant differences between the scope of services required to be provided by SGI under the Current Sub-Advisory Agreement and the scope of services required to be provided by SGI under the New Sub-Advisory Agreement.  At the March 25, 2010 Meeting, in determining to approve the Sub-advisory Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by SGI; (ii) the investment performance of the Fund and the historical investment performance of similar portfolios managed by SGI; (iii) the costs of the services to be provided by SGI from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s sub-advisory fee. In addition to the above considerations, the Board had reviewed and considered SGI’s investment processes and strategies, and matters related to SGI’s portfolio transaction policies and procedures.  The Board further had noted that Fund has met its investment objectives consistently since SGI began sub-advising the Fund.

In addition, the Board had reviewed statistical information prepared by SGI and the Investment Adviser regarding the expense ratio components, including actual Sub-Advisory fees, waivers/reimbursements, and gross and net total expenses to the Fund. The Board had also reviewed statistical information prepared by SGI relating to the performance the Sub-Advised Fund and a comparison of the Fund’s performance to appropriate indices/benchmarks, in light of total return, yield and market trends.  Based on this review at the December 2009 meeting, the Board had concluded that the investment Sub-Advisory fees and expense levels and the historical performance of the Fund were satisfactory for the purposes of approving the Current Sub-Advisory Agreement.

The Board also considered certain fall-out benefits that may be realized by SGI due to its relationship with the Fund. The Board recognized, for example, the benefits to SGI from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to SGI in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

At the Meeting, the Board concluded that SGI would continue to operate following the closing of the Transaction in much the same manner as it operates today and noted that key investment and management personnel of SGI servicing the Fund and services provided to the Fund are not expected to change as a result of the Transaction.  Based on this review, the Board concluded that the nature, extent and quality of services to be provided by SGI to the Fund under the New Sub-Advisory Agreement were appropriate and continued to support the Board’s original selection of SGI as investment Sub-Adviser to the Fund.

Information About SGI

Security Global Investors, LLC, located at 801 Montgomery Street, 2nd Floor, San Francisco, CA 94133-5164, currently serves as Sub-Adviser to the Fund. As of June 10, 2010, SGI and SGI-Rydex managed approximately $21 billion in assets.

Currently, SGI is a wholly owned subsidiary of SBC. SBC is a wholly owned subsidiary of SBHC, located at One Security Benefit Place, Topeka, and Kansas 66636-0001. Upon completion of the Transaction, the Investors will either receive: (a) a 100% ownership stake in SBC, the parent company of the Investment Adviser, SGI and affiliates; or (b) a 100% ownership stake in SBC’s asset management business, which includes the Investment Adviser, SGI and certain affiliates.  For more information on the Transaction, please see the section above entitled “Background.” In addition, set forth in Appendix D-2 is a list of other registered investment companies with similar investment objectives as the Fund, for which SGI acts as investment manager, adviser or sub-adviser.

The following table sets forth certain information with respect to SGI’s executive officers and directors and the business address of each officer or director is 801 Montgomery Street, 2nd Floor, San Francisco, California 94133. None of the persons below are an officer or Trustee of the American Independence International Equity Fund.

Name	Position Held With Security Global Investors, LLC
Richard Goldman	President & Manager
Kris Robbins	Manager
Chris Phalen	Vice President
Keith Fletcher	Vice President
John Boich	VP, Head of Global Equity
Amy Lee	Secretary
Brenda Harwood	Chief Compliance Officer
Thomas Kaehr	Treasurer

Expenses related to Proposal 2

All mailing, proxy solicitation and tabulation expenses associated with Proposal 2 will be borne by both the Adviser and SGI and its affiliates.

Vote Required for Proposal 2

Shareholders of the International Equity Fund who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Special Meeting with respect to Proposal 2. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

Approval of Proposal 2 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means either (i) the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT.

_____________________

ADDITIONAL INFORMATION ABOUT THE FUNDS

Ownership of Shares

As of June 10, 2010, to the knowledge of the Trusts’ management, the officers and Trustees of the Trust owned, collectively, less than 1% of the shares of each Fund, with the exception of the Active Treasury Management Fund and the Active Treasury Management Bull/Bear Fund which have not commenced operations and the sole shareholder is an officer of the Trust.  To the knowledge of the Trust’s management, at the close of business June 10, 2010, the only persons owning beneficially more than five percent of the outstanding shares of each Fund were those listed in Appendix D.

Each share of each Fund is entitled to one vote.  Shareholders of each Fund at the close of business on June 17, 2010 (the “Record Date”) will be entitled to be present and give voting instructions for the Funds at the Meeting with respect to their shares owned as of the Record Date.  For each Fund, as of June 17, 2010, the total number of shares outstanding and entitled to vote and the total net assets represented by those shares was:

Fund	Total Number of Shares	Total Net Assets

Stock Fund	7,539,209.180	$99,809,674.50
International Equity Fund	8,532,632.208	83,363,353.73
Short-Term Bond Fund	12,759,702.411	128,234,984.89
Intermediate Bond Fund	3,274,952.324	36,090,057.10
Kansas Tax-Exempt Bond Fund	23,686,991.653	255,345,770.02
International Bond Fund	2,887,735.061	19,116,807.64
U.S. Inflation-Indexed Fund	10,418,739.733	115,568,399.08
Fusion Fund	396,912.650	8,311,350.89
Active Treasury Management Fund	1.000	10.00
Active Treasury Management Bull/Bear Fund	1.000	10.00
NestEgg 2010 Fund	1,909,817.201	18,103,856.41
NestEgg 2020 Fund	3,943,897.283	35,809,436.21
NestEgg 2030 Fund	3,399,597.694	28,002,183.76
NestEgg 2040 Fund	4,084,176.045	33,686,248.42
NestEgg 2050 Fund	56,847.144	570,176.85

Shareholder Meeting Costs and Voting Procedures

Costs. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by AIFS, including any additional solicitation made by letter or telephone. It is anticipated that the cost in connection with proxy solicitation per Schedule 14A, Item 4.b.4.(ii) will be between $5,000 and $10,000.

Voting Information. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of AIFS and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally. In addition, AIFS may retain a firm to solicit proxies on behalf of the Board, the fee for which will be borne by AIFS.

If the shareholders of any Fund should fail to approve the New Advisory Agreement pertaining to that Fund, the Trustees will promptly seek to enter into a new investment advisory agreement for the Fund, subject to approval by that Fund’s shareholders.

Shareholders of each Fund must separately approve the applicable New Advisory Agreement with respect to that Fund.  Approval of this Proposal No. 1 by a Fund requires an affirmative  vote of the lesser of (i) 67% or more of the shares of the Fund  present at the Meeting if more than 50% of the  outstanding  shares of the Fund are  present  or  represented  by  proxy,  or (ii) more than 50% of the outstanding shares of the Fund.

Adjournment. In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. If the proposed adjournment relates to a Proposal on which Funds are voting individually, any such adjournment with respect to a particular Fund will require the affirmative vote of the holders of a majority of that Fund’s shares present in person or by proxy and entitled to vote at the Special Meeting. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes. In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from  voting on one or more  matters) and "nominee non-votes"  (i.e., shares held by nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of  business at the Meeting and will be voted in favor of any adjournment proposed.  However, nominee non-votes will not constitute votes for or against any proposal, will not constitute an abstention, and will be disregarded in determining votes cast for purposes of determining whether a proposal has received a majority of the outstanding voting shares.

 The Funds’ Distributor

Foreside Distribution Services, L.P. located at Ground Floor, Two Portland Square, Portland, ME 04101 serves as the Distributor for the Funds pursuant to a Distribution Agreement with the Trust.

Fund Administration

American Independence Financial Services, LLC (“AIFS”), located at 335 Madison Avenue, Mezzanine, New York, NY 10017, serves as the administrator to the Trust and provides day-to-day administrative services pursuant to an Administration Agreement. AIFS also provides the Trust with office space, facilities and business equipment and generally administers the Funds’ business affairs and provides the services of executive and clerical personnel for administering the affairs of the Funds.

AIFS has contracted with JPMorgan Chase Bank N.A. (“JP Morgan”) to provide certain sub-administrative services to the Funds pursuant to a Sub-Administration Services Agreement.

Affiliated Broker

During the Funds’ most recent fiscal year, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Trust or AIFS, or affiliated persons of such persons (“Affiliated Brokers”).

Shareholder Communications and Proposals

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal offices a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement and form or forms of proxy relating to such meeting.

By Order of the Board of Trustees
/s/ Theresa Donovan
Theresa Donovan
Secretary American Independence Funds Trust

June 30, 2010

APPENDIX A

                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of this 14th day of November, 2005 and amended on December 15, 2006, February 22, 2008, October 3, 2008 and April 28, 2010 between American Independence Financial Services, LLC, a limited liability company organized under the laws of the State of Delaware (the "Adviser"), and American Independence Funds Trust, a business trust organized under the laws of the State of Delaware (the "Trust").

         WHEREAS, the Adviser is principally engaged in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"); and

         WHEREAS, the Trust proposes to engage in the business of an investment company and is registered as such under the Investment Company Act of 1940 (the

"1940 Act"); and

         WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Trust intends initially to offer shares representing interests in each of the separate series listed on Schedule A attached hereto (collectively, the "Initial Funds"); and

         WHEREAS, the Trust desires to appoint the Adviser to serve as the investment adviser with respect to each of the Funds; and

         WHEREAS, the Trust may, from time to time, offer shares representing interests in one or more additional series (each, an "Additional Fund" and collectively, the "Additional Funds"); and

         WHEREAS, the Trust may desire to appoint the Adviser as the investment adviser with respect to one or more of the "Additional Funds" (each such Additional Fund and Initial Fund being referred to herein individually as a "Fund" and collectively as the "Funds");

         NOW THEREFORE, the parties hereto hereby agree as follows:

1.  APPOINTMENT OF ADVISER

         The Trust hereby appoints the Adviser to act as investment adviser for the Initial Funds for the period and on terms set forth herein. The Adviser accepts such appointment and agrees to render such services for the compensation set forth herein. In the event that the Trust desires to retain the Adviser to render investment advisory services hereunder with respect to an Additional Fund, and the Adviser is willing to render such services, Schedule A shall be amended in accordance with Section 8, paragraph b herein, whereupon such Additional Fund shall become a Fund hereunder.

2.  DUTIES OF THE ADVISER

         The Adviser, at its own expense shall: (i) furnish continuously an investment program for each Fund; (ii) manage the investment and reinvestment of Fund assets; (iii) determine what investments shall be purchased, held, sold or exchanged for each Fund and what portion, if any, of the assets of each Fund shall be held uninvested; (iv) make changes on behalf of the Trust in the investments for each Fund; (v) provide the Trust with records concerning the Adviser's activities that the Trust is required to maintain; and (vi) render reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. In addition, the Adviser will arrange for other necessary services, including custodial, transfer agency and administration. The Adviser shall furnish to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund. The Adviser may at its expense employ others to provide all or any part of such facilities and personnel.

In carrying out its obligations the Investment Manager shall: (a) supervise and manage all aspects of the Funds' operations; (b) provide the Funds or obtain for each, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Trust's Board of Trustees; (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Funds' shareholders and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; (d) provide the Funds with, or obtain for each, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Funds'  principal office; (e) provide the Board of Trustees of the Trust on a regular basis with financial reports and analyses on the Funds' operations and the operations of comparable investment companies; (f) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the Funds or the activities in which they engage, or with respect to securities which the Investment Manager considers desirable for inclusion in the Funds; (g) determine what issuers and securities shall be represented in the Funds' respective portfolios and regularly report them to the Board of Trustees of the Trust; (h) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees of the Trust; and (i) take, on behalf of the Funds, all actions which appear necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, each Fund's investment objective and policies, as set forth in the then current prospectus and statement of additional information for such Fund contained in the Trust's Registration Statement on Form N-1A, as such prospectus and statement of additional information is amended or supplemented from time to time, and applicable laws and regulations.

3.  CERTAIN RECORDS AND REPORTS

         Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the 1940 Act that are prepared or maintained by the Adviser (or any Sub-Adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust at its request (the "Records"). The Adviser agrees to preserve the Records for the periods prescribed in Rule 31a-2 under the 1940 Act. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

4.  ADVISORY FEES

         For the services to be provided by the Adviser hereunder with respect to each Fund, the Trust shall pay to the Adviser a fee at the rate set forth on Schedule A attached hereto. The Adviser agrees to pay all expenses incurred by the Trust except for interest, taxes, brokerage expenses and other expenses connected with the execution of portfolio transactions, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to rule 12b-1 under the 1940 Act. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the advisory fees payable with respect to any Fund duly approved in accordance with Section 8, paragraph b hereunder. All fees payable hereunder shall be accrued daily and paid as soon as practical after the last day of each month.

         In any case of commencement or termination of this Agreement with respect to any Fund during any calendar quarter, the fee with respect to such Fund for that quarter shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

5.  PORTFOLIO TRANSACTIONS

         In connection with the management of the investment and reinvestment of Fund assets pursuant to this Agreement, the Adviser, acting by its own officers, directors or employees, is authorized to select the brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) that will execute purchase and sale transactions for the Trust. In executing portfolio transactions and selecting brokers or dealers, if any, the Adviser will use its best efforts to seek on behalf of a Fund the best overall terms available, as described from time to time, in the Trust's Registration Statement. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to any fund of the Trust. The Adviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. The Trust acknowledges that any such research may be useful to the Adviser in connection with other accounts managed by it. Brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to applicable rules and regulations. The Adviser will promptly communicate to the officers and the Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

6.  LIABILITY OF ADVISER

         Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders resulting from any willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder, the reckless disregard of its duties or obligations hereunder, or breach of its fiduciary duty to the Trust, any Fund or its shareholders.

7.  FORCE MAJEURE

         Notwithstanding any other provision of this Agreement, Adviser shall not be liable for any loss suffered by the Trust or its shareholders caused directly or indirectly by circumstances beyond Adviser's reasonable control including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, labor difficulties, fires, earthquakes, floods or other catastrophes, acts of God, wars, riots or failures of communication or power supply.

8.  DURATION, TERMINATION AND AMENDMENT

         a. Duration. This Agreement shall become effective with respect to each Initial Fund on the date hereof and, with respect to any Additional Fund, on the date Schedule A is amended to reflect such Additional Fund in accordance with paragraph b below. Unless terminated in accordance with this Section 8, the Agreement shall remain in full force and effect for two years from the date hereof with respect to each Initial Fund and, with respect to each Additional Fund, for two years from the date on which such Fund becomes a Fund hereunder.

         Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to such Fund is specifically approved at least annually (i) by either the Board of Trustees of the Trust or by vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such Fund, and (ii), in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         b. Amendment. Any amendment to this Agreement shall become effective with respect to a Fund upon approval of the Adviser, the Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting such approval and, if required under the 1940 Act, a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

         c. Approval, Amendment or Termination by a Fund. Any approval, amendment or termination of this Agreement with respect to a Fund will not require the approval of any other Fund or the approval of a majority of the outstanding voting securities of the Trust, unless such approval is required by applicable law.

         d. Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act).

         e. Termination. This Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Adviser, in each case on not less than 30 days' nor more than 60 days' prior written notice to the other party; provided, that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange.

9.  SERVICES NOT EXCLUSIVE

         The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

10.  MISCELLANEOUS

         a. Notice. Any notice under this Agreement shall be in writing, addressed,  delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for the receipt of such notices.

         b. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

         c. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

         d. Execution by Counterpart. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

       e. Survival After Termination. The rights and obligations set forth in Paragraphs 5 and 7 shall survive the termination of this Agreement.

            f. Permissible Interests. Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, agents, shareholders or otherwise; directors, partners, officers, agents and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise.

11.   LICENSE AGREEMENT. The Trust shall have the non-exclusive right to use the name "American Independence” to designate itself and any current or future series of shares only so long as American Independence Financial Services, LLC serves as investment manager or adviser to the Trust with respect to such series of shares. In the event that the Investment Advisor ceases to act as the investment adviser to the Funds, the Trust shall cease using the name "American Independence".

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the date first set forth above.

                                                                                    AMERICAN INDEPENDENCE FUNDS TRUST

                                                                                    By        _____________________________

                                                                                    Name:  _______________________

                                                                                    Title: _________________________

                                                                                    AMERICAN INDEPENDENCE FINANCIAL

SERVICES, LLC

                                                                                     By:  ______________________________

                                                                                    Name: ________________________

                                                                                    Title:_________________________

Schedule A

to the

Investment Advisory Agreement dated April 28, 2010

between

American Independence Funds Trust

and

American Independence Financial Services, LLC

Pursuant to Section 4, the Trust shall pay the Adviser compensation at the following annual rates:

Fund	Annual Fee

NestEgg 2010 Fund	0.60%

NestEgg 2020 Fund	0.60%

NestEgg 2030 Fund	0.60%

NestEgg 2040 Fund	0.60%

NestEgg 2050 Fund	0.60%

Short-Term Bond Fund	0.40%

Intermediate Bond Fund	0.40%

Stock Fund	1.00%

International Equity Fund	0.81%

Kansas Tax-Exempt Bond Fund	0.30%

International Bond Fund	0.40%

U.S. Inflation-Indexed Fund	0.40%

Fusion Fund	1.40%

Active Treasury Management Fund	0.40%

Active Treasury Management Bull/Bear Fund	0.50%

APPENDIX B

Additional Information About the Funds’ Investment Adviser

Fees Paid to the AIFS:

The following table reflects the fees paid to AIFS during the most recent fiscal year-end, October 31, 2009. Certain Funds included in this proxy are not reflected in the table below since they had not commenced operations as of October 31, 2009. Such Funds are the Fusion Fund, Active Treasury Management Fund, Active Treasury Management Bull/Bear Fund and NestEgg 2050 Fund.

Fund	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees	Administration Fees
Stock Fund	872,545	(381,520)	491,025	109,069
International Equity Fund	650,833	(217,149)	433,684	100,438
Short-Term Bond Fund	535,422	(260,903)	274,519	167,320
Intermediate Bond Fund	115,562	(65,068)	50,494	36,114
Kansas Tax-Exempt Fund	629,792	(347,587)	282,205	262,416
International Bond Fund*	143,555	-	143,555	44,861
U.S. Inflation-Indexed Fund	383,480	(383,480)	-	119,838
NestEgg 2010 Fund	92,753	(92,753)	-	19,324
NestEgg 2020 Fund	173,016	(173,016)	-	36,045
NestEgg 2030 Fund	121,334	(121,334)	-	25,278
NestEgg 2040 Fund	136,999	(136,999)	-	28,541

*International Bond Fund reflects the period from January 1, 2009 through October 31, 2009. As of January 1, 2009, the Fund changed its fiscal year end from December 31 to October 31.

B-1

APPENDIX C

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made this ___ day of __________, 2010 by and between American Independence Financial Services, LLC (the "Adviser"), and Security Global Investors LLC (the “Sub-Adviser");

WHEREAS, the American Independence Funds Trust (the "Trust"), a Delaware

business trust, is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), consisting of several Funds of shares, each having its own investment policies; and

WHEREAS, the Trust has retained American Independence Financial Services, LLC ("AIFS") to provide the Trust with business and asset management services for the International Equity Fund (the "Fund"), subject to the control of the Trust's Board of Trustees;

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services for the Fund;

WHEREAS, the Trust’s agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment management services to the Fund, and the Sub-Adviser is willing to render such services;

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. Duties of Sub-Adviser. The Adviser employs the Sub-Adviser to manage the investment and reinvestment of the Fund’s assets and, with respect to such assets, to continuously review, supervise, and administer the investment program of the Fund, to determine in the Sub-Adviser's discretion the securities to be purchased or sold, to provide the Adviser and the Trust with records concerning the Sub-Adviser's activities which the Trust is required to maintain, and to render regular reports to the Adviser and to the Trust's officers and Trustees concerning the Sub-Adviser's discharge of the foregoing responsibilities. The Sub-Adviser shall discharge the foregoing responsibilities subject to the Adviser's oversight and the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund set forth in the Trust's current registration statement as amended from time to time, and applicable laws and regulations. The Sub-Adviser accepts such employment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Sub-Adviser will instruct the Trust's Custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Sub-Adviser. (For this purpose, the term "Proper Instructions" shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodians.) The Sub-Adviser will not be responsible for Trust expenses except as specified in this Agreement.

2. Fund Transactions. The Sub-Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, the Sub-Adviser or any of its affiliates) that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to obtain the best net results with respect to brokers' commissions and discounts as described in the Trust's current registration statement as amended from time to time. In selecting brokers or dealers, the Sub-Adviser may give consideration to factors other than price, including, but not limited to, research services and market information. Any such services or information which the Sub-Adviser receives in connection with activities for the Trust may also be used for the benefit of other clients and customers of the Sub-Adviser or any of its affiliates. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

3. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser as provided in Sections 1 and 2 of this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser quarterly in arrears, and shall be calculated by applying the annual percentage rate(s) as specified in the attached Schedule A to the average month-end assets of the Fund during the relevant quarter. Solely for the purpose of calculating the applicable annual percentage rates specified in the attached Schedule(s), there shall be included such other assets as are specified in said Schedule(s).

4. Other Services. At the request of the Trust or the Adviser, the Sub-Adviser in its discretion may make available to the Trust office facilities, equipment, personnel, and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Sub-Adviser and billed to the Trust or the Adviser at a price to be agreed upon by the Sub-Adviser and the Trust or the Adviser.

5. Reports. The Adviser (on behalf of the Trust) and the Sub-Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

6. Status of Sub-Adviser. The services of the Sub-Adviser to the Trust are not to be deemed exclusive, and the Sub-Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent to the Adviser or the Trust.

7. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Adviser or the Trust are the property of the Adviser or the Trust and will be surrendered promptly to the Adviser or Trust on request.

8. Liability of Sub-Adviser. No provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

9. Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in the Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Sub-Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's registration statement as required by law.

10. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary office of such party, unless such party has previously designated another address.

As used in this Section 10, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Security Global Investors LLC                                       American Independence Financial

                                                                                    Services, LLC

By:_______________________                                 By:_______________________

Title:____________________                        Title:____________________

Schedule A

to the

Investment Sub-Advisory Agreement

between

American Independence Financial Services, LLC

and

Security Global Investors LLC

For the

International Equity Fund

American Independence Financial Services, LLC shall pay compensation to Security Global Investors LLC pursuant to section 3 of the Investment Sub-Advisory Agreement between said parties in accordance with the following annual percentage rates:

International Equity Fund           0.405% per annum (net of waivers and reimbursements).

DATED: _________________, 2010

APPENDIX D

BENEFICIAL OWNERS OF TRUST SHARES

As of June 16, 2010, the following persons owned of record or beneficially 5% or more of the following Funds:

Fund	Name and Address of Beneficial Owner	Shares Outstanding	Percent of Fund by Class
STOCK FUND INSTITUTIONAL CLASS	NFS LLC FEBO	2,686,631.205	37.71%
	FMT CO CUST IRA ROLLOVER
	FBO RON L STRAHAN
	14001 PLYMOUTH CROSSING
	EDMOND OK 73013-7047
	MARIL & CO FBO NJ	2,454,938.175	34.46%
	C/O MARSHALL & ILSLEY TRUST COMPANY
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	MITRA & CO FBO NJ	1,842,911.041	25.87%
	C/O MARSHALL & ILSLEY TRUST COMPANY
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638

STOCK FUND CLASS A
	RAYMOND JAMES & ASSOC INC	49,153.002	14.06%
	FBO TRUSTEES OF THE DIOCESE OF VERMONT
	5 ROCK POINT RD
	BURLINGTON VT 05408-2787054
	LPL FINANCIAL	24,342.837	6.96%
	FBO CLIENTS
	9785 TOWNE CENTRE DRIVE
	SAN DIEGO CA 92121-1968

STOCK FUND CLASS C
	LPL FINANCIAL	13,315.280	19.76%
	FBO CLIENTS
	9785 TOWNE CENTRE DRIVE
	SAN DIEGO CA 92121-1968
	RAYMOND JAMES & ASSOC INC CSDN	5,773.672	8.57%
	FBO WILLIAM A FRAHM IRA R/O
	3204 BENT TREE DR
	SAINT CLOUD MN 56301-9032047
	RAYMOND JAMES & ASSOC INC	3,747.245	5.56%
	FBO ROBERT M ZWACK
	717 JULEP RD
	WAITE PARK MN 56387-1863175

	RAYMOND JAMES & ASSOC INC	3,533.569	5.24%
	FBO JAMES D KRAMER & CHERYL A KRAMER JT/WROS
	4919 SUMMERSET LN SE
	BEMIDJI MN 56601-7335194
INTERNATIONAL EQUITY FUND INSTITUTIONAL CLASS
	C/O M&I TRUST CO NA - ATTN MF	3,856,517.002	45.30%
	MARIL & CO FBO 85
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	MITRA & CO FBO NJ	2,392,604.495	28.10%
	C/O MARSHALL & ILSLEY TRUST COMPANY
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	NFS LLC FEBO	2,250,569.751	26.43%
	US BANK NATIONAL ASSOCIATION
	1555 N RIVER CENTER DR STE 302
	MILWAUKEE WI 53212-3958
INTERNATIONAL EQUITY CLASS A
	BPPR AS TRUSTEE FBO	6,907.391	59.05%
	RENT-A-CENTER EAST INC RET SAV PR
	POPULAR STREET BUILDING
	153 PONCE DE LEON AVE 8TH FLOOR
	SAN JUAN PR 00917
	CHARLES SCHWAB TRUST CO CUST	2,642.362	22.59%
	AMER INDEPENDENCE FINANCIAL 206045
	2423 E LINCOLN DR
	PHOENIX AZ 85016-1215
	RICHARD A WEDEMEYER &	878.901	7.51%
	JANE Y WEDEMEYER COMM PROP
	78 SUMMIT RD
	RIVERSIDE CT 06878-2127
	RAYMOND JAMES & ASSOC INC	684.416	5.85%
	FBO LISA RUBIN
	16409 S 30TH DR
	PHOENIX AZ 85045-2271097
SHORT-TERM BOND FUND INSTITUTIONAL CLASS
	MARIL & CO FBO NJ	3,382,182.038	26.50%
	C/O MARSHALL & ILSLEY TRUST COMPANY
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	H E B INVESTMENTS & RET PLAN TRUST	3,064,785.565	24.01%
	C/O FISCER FRANCIS TREES & WATTS
	ATTN MICHAEL ROGOV
	200 PARK AVE FL 46
	NEW YORK NY 10166-4699
	MITRA & CO FBO NJ	2,463,447.166	19.30%
	C/O MARSHALL & ILSLEY TRUST COMPANY
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	WELLS FARGO BANK NA FBO	2,417,333.578	18.94%
	UNIV OF COLORADO/SEGMENT 2/1-3YR
	PO BOX 1533
	MINNEAPOLIS MN 55480-1533
	WTA TOUR INC	998,003.992	7.82%
	1 PROGRESS PLZ STE 1500
	ST PETERSBURG FL 33701-4335
SHORT-TERM BOND FUND CLASS A
	CHARLES SCHWAB TRUST CO CUST	1,300.874	53.44%
	AMER INDEPENDENCE FINANCIAL 206045
	2423 E LINCOLN DR
	PHOENIX AZ 85016-1215
	RICHARD A WEDEMEYER &	1,133.174	46.56%
	JANE Y WEDEMEYER COMM PROP
	78 SUMMIT RD
	RIVERSIDE CT 06878-2127
SHORT-TERM BOND FUND CLASS C
	MG TRUST COMPANY CUST FBO	1,569.898	100.00%
	BECK'S TURF INC 401 K PLAN
	700 17TH ST STE 300
	DENVER CO 80202-3531
INTERMEDIATE BOND FUND INSTITUTIONAL CLASS
	MARIL & CO FBO NJ	1,587,825.372	48.48%
	C/O MARSHALL & ILSLEY TRUST COMPANY
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	MITRA & CO FBO NJ	1,172,462.139	35.80%
	C/O MARSHALL & ILSLEY TRUST COMPANY
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	NFS LLC FEBO	502,112.012	15.33%
	MARSHALL & ILSLEY TRUST CO NA
	FBO INTRUST BNK NJ DLY RCRDKPG
	11270 W PARK PL; STE 400
	MILWAUKEE WI 53224-3638
INTERMEDIATE BOND FUND CLASS A
	RICHARD A WEDEMEYER &	1,178.413	100.00%
	JANE Y WEDEMEYER COMM PROP
	78 SUMMIT RD
	RIVERSIDE CT 06878-2127
KANSAS TAX-EXEMPT BOND FUND INSTITUTIONAL CLASS
	MARIL & CO FBO NJ	19,464,096.519	83.64%
	C/O MARSHALL & ILSLEY TRUST COMPANY
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
	MITRA & CO FBO NJ	2,273,030.387	9.77%
	C/O MARSHALL & ILSLEY TRUST COMPANY
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
KANSAS TAX-EXEMPT BOND FUND CLASS A	ATTN JON C BEAL PRESIDENT	111,777.944	34.79%
	SOUTHWEST SECURITIES INC FBO
	BEAL ENTERPRISES INC
	PO BOX 509002
	DALLAS TX 75250-9002
	PERSHING LLC	91,659.676	28.53%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052
	LINDA J PECHANEC TOD	46,019.078	14.32%
	7810 BIRDIE LN CIR
	WICHITA KS 67205-1310
KANSAS TAX-EXEMPT BOND FUND CLASS C
	PERSHING LLC	63,827.319	71.79%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052
	JUNE H ARMSTRONG TOD	9,294.713	10.45%
	10312 W ESTHNER AVE
	WICHITA KS 67209-1921
	LPL FINANCIAL	8,926.409	10.04%
	FBO CLIENTS
	9785 TOWNE CENTRE DRIVE
	SAN DIEGO CA 92121-1968
	ELAINE E GILE TOD	5,927.902	6.67%
	8710 BRENTMOOR ST
	WICHITA KS 67206-2406
INTERNATIONAL BOND FUND INSTITUTIONAL CLASS
	MAC & CO	2,342,502.855	81.12%
	FBO CLIENTS
	MUTUAL FUNDS OPS TC
	PO BOX 3198
	PITTSBURGH PA 15230-3198
	TD AMERITRADE INC FOR THE	264,790.074	9.17%
	EXCLUSIVE BENEFIT OF OUR CLIENTS
	PO BOX 2226
	OMAHA NE 68103-2226
INTERNATIONAL BOND FUND CLASS A
	JOHN J PILEGGI	1.000	100.00%
	335 MADISON AVE
	AMERICAN INDEPENDENCE FINANCIAL SVC
	NEW YORK NY 10017-4611
U.S. INFLATION-INDEXED FUND INSTITUTIONAL CLASS
	MCKINSEY MASTER RETIREMENT TRUST	9,148,750.627	91.41%
	MCKINSEY & COMPANY INC
	55 EAST 52ND ST 29TH FL
	NEW YORK NY 10055-0025
U.S. INFLATION-INDEXED FUND CLASS A
	PERSHING LLC	210,898.581	51.41%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052
	NFS LLC FEBO	132,953.537	32.41%
	ELLEN SPIKER; MARION EDWARD SPIKER TTEE
	459 SUNRISE DR
	KENT OH 44240-1621
	CHARLES SCHWAB & CO INC SPECIAL	27,915.062	6.80%
	CUSTODY ACCT FOR THE EXCLUSIVE
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151
	LPL FINANCIAL	20,631.760	5.03%
	FBO CLIENTS
	9785 TOWNE CENTRE DRIVE
	SAN DIEGO CA 92121-1968
FUSION FUND INSTITUTIONAL CLASS
	CHARLES SCHWAB & CO INC SPECIAL	396,505.493	100.00%
	CUSTODY ACCT FOR THE EXCLUSIVE
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151
NESTEGG 2010 FUND INSTITUTIONAL CLASS
	NFS LLC FEBO	1,838,370.451	97.88%
	MARSHALL & ILSLEY TRUST CO NA
	FBO INTRUST BNK NJ DLY RCRDKPG
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
NESTEGG 2010 FUND CLASS A
	PERSHING LLC	14,930.771	50.01%
	PO BOX 2052
	JERSEY CITY NJ 07303-2052
	SSB&T CO	10,286.640	34.45%
	CUST FOR THE IRA OF SANDRA C WHITWORTH
	16013 S DESERT FOOTHILLS PKWY #1090
	PHOENIX AZ 85048-8441
	MG TRUST CUSTODIAN OR TRUSTEE	2,586.199	8.66%
	WARD FEED YARD INC EMPLOYEE PROFIT
	700 17TH ST STE 300
	DENVER CO 80202-3531
NESTEGG 2010 FUND CLASS C
	ERIC M RUBIN	142.280	100.00%
	16409 S 30TH DR
	PHOENIX AZ 85045-2271
NESTEGG 2020 FUND INSTITUTIONAL CLASS
	NFS LLC FEBO	3,885,532.997	99.43%
	MARSHALL & ILSLEY TRUST CO NA
	FBO INTRUST BNK NJ DLY RCRDKPG
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224-3638
NESTEGG 2020 FUND CLASS A
	MG TRUST CUSTODIAN OR TRUSTEE	17,533.745	74.24%
	WARD FEED YARD INC EMPLOYEE PROFIT
	700 17TH ST STE 300
	DENVER CO 80202-3531
	PERSHING LLC	3,602.548	15.25%
	PO BOX 2052
	JERSEY CITY NJ 07303-2052
	CHARLES SCHWAB TRUST CO CUST	1,264.094	5.35%
	AMER INDEPENDENCE FINANCIAL 206045
	2423 E LINCOLN DR
	PHOENIX AZ 85016-1215
NESTEGG 2020 FUND CLASS C
	MG TRUST COMPANY CUST FBO	4,023.988	100.00%
	BECK'S TURF INC 401 K PLAN
	700 17TH ST STE 300
	DENVER CO 80202-3531
NESTEGG 2030 FUND INSTITUTIONAL CLASS
	NFS LLC FEBO	3,270,109.222	99.16%
	NFS FMTC FBO
	JOHN J PILEGGI ROLLOVER IRA
	335 MADISON AVE
	NEW YORK NY 10017-4611
NESTEGG 2030 FUND CLASS A
	MG TRUST CUSTODIAN OR TRUSTEE	60,489.007	94.32%
	WARD FEED YARD INC EMPLOYEE PROFIT
	700 17TH ST STE 300
	DENVER CO 80202-3531
NESTEGG 2030 FUND CLASS C
	MG TRUST COMPANY CUST FBO	33,552.625	100.00%
	BECK'S TURF INC 401 K PLAN
	700 17TH ST STE 300
	DENVER CO 80202-3531
NESTEGG 2040 FUND INSTITUTIONAL CLASS
	NFS LLC FEBO	3,996,524.420	99.67%
	NFS FMTC ROLLOVER IRA
	FBO JOHN J PILEGGI
	335 MADISON AVE, MEZZANINE
	NEW YORK NY 10017-4611
NESTEGG 2040 FUND CLASS A
	MG TRUST CUSTODIAN OR TRUSTEE	35,658.368	52.26%
	WARD FEED YARD INC EMPLOYEE PROFIT
	700 17TH ST STE 300
	DENVER CO 80202-3531
	SSB&T CO C/F IRA R/O	25,625.618	37.55%
	JAMES O VANARSDALE
	501 N MAIN ST
	MACKSVILLE KS 67557-9757
	CHARLES SCHWAB TRUST CO CUST	4,250.712	6.23%
	AMER INDEPENDENCE FINANCIAL 206045
	2423 E LINCOLN DR
	PHOENIX AZ 85016-1215

NESTEGG 2040 FUND CLASS C
	MG TRUST COMPANY CUST FBO	2,517.349	72.33%
	BECK'S TURF INC 401 K PLAN
	700 17TH ST STE 300
	DENVER CO 80202-3531
	RIDGE CLEARING AND OUTSOURCING	962.987	27.67%
	FBO CLIENTS
	2 JOURNAL SQ. PLAZA
	JERSEY CITY NJ 07306-4001
NESTEGG 2050 FUND INSTITUTIONAL CLASS
	NFS LLC FEBO	49,867.351	100.00%
	MARSHALL & ILSLEY TRUST CO NA
	FBO INTRUST BNK NJ DLY RCRDKPG
	11270 W PARK PL STE 400
	MILWAUKEE WI 53224

PROXY

American Independence Funds Trust

Stock Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

July 23, 2010

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on July 23, 2010, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

International Equity Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

July 23, 2010

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on July 23, 2010, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

Proposal 2:	FOR	AGAINST	ABSTAIN
To approve the new Investment Sub-advisory Agreement with respect to International Equity Fund	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

Short-Term Bond Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

July 23, 2010

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on July 23, 2010, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

Intermediate Bond Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

July 23, 2010

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on July 23, 2010, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

Kansas Tax-Exempt Bond Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

July 23, 2010

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on July 23, 2010, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

International Bond Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

July 23, 2010

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on July 23, 2010, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

U.S. Inflation-Indexed Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

July 23, 2010

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on July 23, 2010, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

Fusion Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

July 23, 2010

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on July 23, 2010, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

Active Treasury Management Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

July 23, 2010

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on July 23, 2010, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

Active Treasury Management Bull/Bear Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

July 23, 2010

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on July 23, 2010, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

NestEgg 2010 Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

July 23, 2010

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on July 23, 2010, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

NestEgg 2020 Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

July 23, 2010

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on July 23, 2010, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

NestEgg 2030 Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

July 23, 2010

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on July 23, 2010, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

NestEgg 2040 Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

July 23, 2010

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on July 23, 2010, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting..

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY

American Independence Funds Trust

NestEgg 2050 Fund

335 Madison Avenue, Mezzanine

New York, NY  10017

(866) 410-2006

www.aifunds.com

SPECIAL MEETING OF SHAREHOLDERS

July 23, 2010

The undersigned hereby appoints John J. Pileggi, Eric M. Rubin and Theresa Donovan, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the “Funds”) of the American Independence Funds Trust (the “Trust”) as held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m., Eastern Time, on July 23, 2010, at 335 Madison Avenue, Mezzanine, New York, NY  10017, and at any adjournment thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________

_____________________________________

Name of Shareholder(s) — Please print or type

_____________________________________

Signature(s) of Shareholder(s)

_____________________________________

Signature(s) of Shareholder(s)

NOTE: Please sign exactly as you name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.